Exhibit 10.3

                       This licensee agreement is between

                   L R Global Marketing Pty Ltd ACN 097443082
  As trustee for Fit For Business Australia/New Zealand Trust ("the Applicant")

                                       and

              Fit For Business (Australia) Pty Ltd ("the Company")
                               ABN 96 085 568 672

1. Acceptance. Upon acceptance of this agreement by L R Global Marketing Pty Ltd as trustee for Fit For Business Australia/New Zealand Trust (the Applicant), and "Fit For Business" ("the company"), the undersigned applicant has the right to represent Fit For Business the company the Fit For Business program in the marketplace, in the way it was intended by the company in the Country specified.
2. Representation. This entitles the applicant to represent Fit for Business as a Licensee in Australia and New Zealand. The applicant will agree to adhere to all Fit For Business standards and systems in its entirety including all Quality Assurance requirements Privacy Policy and Code of Conduct, which may be issued from time to time by Fit For Business. All advertising must be approved by Fit For Business. Applicants must also maintain the integrity of the Fit For Business Marketing Plan.
3. Right of Ownership. Under this agreement any contracts secured by the applicant will then become the property and responsibility of the company to implement and maintain, with the assistance of the applicant It is agreed the company will service and maintain ail contracts secured by the applicant. ("as per Fit For Business Training Manual)
4. Permission. This agreement gives permission solely to the applicant to use the Fit For Business logo and materials in the pursuit of contracts from prospective companies.
5.   Confidentiality   Agreement.   The  applicant   agrees  to  adhere  to  the
confidentiality agreement, and agrees to obtain signed confidentiality agreements from any other individual to whom he discusses the company and its objectives other than companies with which he is negotiating.
6. Licensing Fee. The applicant agrees to pay the company a licensing fee of US$5OO,OOO/licence/country.
7. Term. This agreement will be deemed to have commenced on the date appearing at the bottom of the last page and will continue for the duration of 10 years, or unless terminated beforehand pursuant to clause 9 (Termination)
8. Return. In response, the company agrees to issue the applicant 500,000 restricted shares @US.50cents. Upon sale these shares are to be offered back to Fit For Business for first right to purchase. This agreement also entitles the applicant to participate in licensing bonuses (to be determined). The applicant is also invited to sit on the Management Team.
9. Termination. This Agreement will be terminated if any of the following occur:
     a. The company gives in their absolute discretion gives written notice of immediate termination to the applicant, in the event that the company have reasonable grounds for believing that the applicant has breached any provisions of this agreement or any part of the Fit For Business confidentiality agreement.
     b. The company in their absolute discretion gives one month's written notice of termination to the applicant, which it is agreed shall be sufficient notice.
10. The Applicant's Obligations on Termination. The applicant acknowledges that if the agreement is terminated for any reason, the company shall not be liable for any incidental or consequential damaged caused by their breach, cancellation or suspension of this agreement, whether or not the company knows the possibility for such damages. On termination the application must
     a. Ensure that any obligations under any Fit For Business contracts are transferred to Fit For Business, so that no damage is done to the Fit For Business reputation.

     b. Return to the company all materials relating to Fit For Business

11. No disclosure after termination. For a period of 3 years after termination of this Agreement, the applicant will hold in confidence any trade secrets, formulas, sales and distribution systems, business information and literature which the Owners acquired during the term of this Agreement in relation to the Fit for Business program and will not use directly or indirectly such items.

12. Indemnity. In consideration of the acceptance of the applicant, the applicant covenants that he will not make any unauthorised statements, claims or representations about the Fit for Business program and agrees to indemnify and hold the Company safe from all liability or costs and proceedings of damages suffered by the Company arising from any breach of this Agreement by the applicant;.

13. No assignment. This Agreement may not be assigned without the written consent of the Company, which consent can be withheld by the Company in their absolute discretion.

14.  Agreement  binds  successors.  This Agreement is binding on and endures for
the   benefit  of  the   parties   and  their   respective   heirs,   executors,
administrators, successors and assigns.

15. Governing Law. The laws of the particular State in Australia where this Agreement is made govern this Agreement.


Dated at Brisbane this 25th day of August 2004.

Application accepted on behalf of the Applicant.

 /s/ Laraine Richardson                     /s/ Dianne Waghorne
.......................................     .....................................
Applicant's Signature                      Applicant's Signature



 /s/ Linda Tyrell                           /s/ Linda Tyrell
.......................................     .....................................
Witness                                    Witness


Application accepted on behalf of the Company.


 /s/ Mark Poulsen
.......................................
Fit For Business Representative

 /s/ Linda Tyrell
.......................................
Witness

Appendix A

Payment details

Licensing fee US$500,000

To be paid as follows:

1.   AUD $100,000 to be paid on or before 25/08/04
2.   AUD $100,000 to be paid on or before 30/09/04
3.   Balance of AUD $500,000 due on or before 31st December 04
     (Exact figure to be based upon US exchange rate on day)

All monies to be deposited to:
Fit For Business (Australia) Pty Ltd
BSB 084255
Account 539883329

 /s/ Laraine Richardson                     /s/ Dianne Waghorne
.......................................     .....................................
Applicant's Signature                      Applicant's Signature



 /s/ Linda Tyrell                           /s/ Linda Tyrell
.......................................     .....................................
Witness                                    Witness


Application accepted on behalf of the Company.


 /s/ Mark Poulsen
.......................................
Fit For Business Representative

 /s/ Linda Tyrell
.......................................
Witness

                 THIS DEED is made on the 14th day of JUNE, 2005

           This extension of time to pay licensing fee deed is between


FIT  FOR  BUSINESS   AUSTRALIA  PTY  LTD  (ABN  96085568672)  FIT  FOR  BUSINESS
INTERNATIONAL, INC. (their successors and assigns jointly and severally "FFBI") AND

LR GLOBAL MARKETING PTY LTD, (ACN 097443082), an Australian Corporation acting as trustee for Fit For Business Australia/New Zealand Trust (the "trust"). The Director of LR Global Marketing Pty Ltd, Laraine Richardson and the Company Secretary Dianne Waghorne, and the beneficiaries of the trust Laraine Richardson and Dianne Waghorne (their successors and assigns jointly and severally "LR Global")

Whereas
     1. L R Global Marketing Pty Ltd as trustee for Fit For Business Australia/New Zealand Trust (the Applicant), and "Fit For Business" ("the company"), executed a licensing agreement on the 25th of August 2004 for the right to represent the Fit For Business program in the marketplace; and
     2. The licensing fee of U5$500,000 was due and payable by the applicant in total on or before 31st December 2004; and
     3.   The applicant had paid AUD$165,000 on the 4th January 2006; and
     4. That the remainder of the license fee being; the license fee of USD$500,000; less; the part payment of AUD$165,000 would be due and payable as at the 31st of May 2005; and


it is now agreed:

     5. L R Global Marketing Pty Ltd as trustee for Fit For Business Australia/New Zealand Trust (the Applicant), will pay AUD$10,000 to the company by 14th June 2005.
     6. That the remainder of the license fee being; the license fee of USD$500,000; lees; the part payment of AUD$165,000 and AUD$10,000 would be due and payable within sixty days of FFBI common stock being quoted on the OTC Bulletin Board (or any other recognized exchange); and
     7. That LR Global and their successors and assigns jointly and severally will personally gurantee the payment of the remainder of the licence fee as determined by this deed; and
     8. The determination of the remainder of the license fee amount will be ascertained by utilising the exchange rates as notified by the Reserve Bank of Australia on the date of final payment.


SIGNED, SEALED AND DELIVERED by Laraine Richardson )
....................as Guarantor in the presence of: )     /s/ Laraine Richardson                         X
                                                        -------------------------------------------------
                                                        Signature of Guarantor
  /s/ Allan                                      X
-------------------------------------------------
Signature of Witness

                                                 X
-------------------------------------------------
Name

                                                 X
-------------------------------------------------
Address






SIGNED, SEALED AND DELIVERED by Dianne Waghorne    )
....................as Guarantor in the presence of: )      /s/ Dianne Waghorne                           X
                                                        -------------------------------------------------
                                                        Signature of Guarantor
  /s/ Allan                                      X
-------------------------------------------------
Signature of Witness

                                                 X
-------------------------------------------------
Name

                                                 X
-------------------------------------------------
Address






EXECUTED AS A DEED

FOR AND ON BEHALF OF LR GLOBAL MARKETING PTY
LTD. (ACN 097443082) in the presence of

  /s/ Allan                                      X     /s/ Laraine Richardson                         X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X         LARAINE RICHARDSON                         X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


SIGNED FOR AND ON BEHALF OF LR GLOBAL MARKETING
PTY LTD. (ACN 097443082) in the presence of

  /s/ Allan                                      X      /s/ Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X          Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


SIGNED FOR AND ON BEHALF OF Fit For Business Australia/New Zealand Trust in the presence of

  /s/ Allan                                      X      /s/ Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X          Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of

  /s/ Sandra Wendt                               X      /s/ Mark Poulsen                              X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of

  /s/ Sandra Wendt                               X      /s/ Prins Ralston                             X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


PERSONAL AND DIRECTORS GUARANTEE and IDEMNITY
---------------------------------------------

THIS DEED is made on the 14th day of JUNE, 2005

BETWEEN:       FIT FOR  BUSINESS  AUSTRALIA  PTY LTD (ABN  96085568672)  FIT FOR
               BUSINESS  INTERNATIONAL,   INN,  (their  successor*  and  assigns
               jointly and severalty "FFBI")

AND: THE LICENSEE, LR GLOBAL MARKETING PTY LTD. (ACN 097443082), an Australian Corporation acting as trustee for Fit For Business Australia/New Zealand Trust, its personal representatives and permitted assigns and if a corporation, its successors and assigns, jointly and each of them severally ("the Licensee")

AND: THE GUARANTORS, Laraine Richardson and Dianne Waghorne named and described in the Schedule hereto and, their personal representatives and permitted assigns and assigns, jointly and each of them severally ("the Guarantors")

IN CONSIDERATION of FFBI agreeing to the Extension of Time Deed ("the Agreement") dated June 2005, the Licensee AGREES that if FFBI executes the deed, then the Licensee and Guarantors shall be bound by the terms and conditions set out herein ("this Agreement"):


In consideration of FFBI at the request of the Guarantors entering into this Agreement with the Licensee the Guarantees covenants and agrees, with FFBI that:

1. The Guarantors guarantee to FFBI that they will be with the Licensee jointly and severally liable to FFBI for the due payment of all moneys to be paid by the Licensee under the Agreement and for the due performance and observance by the Licensee of all the covenants terms and conditions of the Agreement on the part of the Licensee to be performed and observed.

2. The Guarantors will indemnify FFBI and agrees at all times hereafter to keep FFBI indemnified from and against all losses and expenses which FFBI may suffer or incur in consequence of my breach or non-observance of any of the covenants terms and conditions of the Agreement an the part of the Licensee to be performed or observed and the Guarantors agrees that the Guarantors shall remain liable to FFBI under this Indemnity notwithstanding as a consequence of such breach or non-observance FFBI has exercised any of its rights under the Agreement including its rights of re-entry and notwithstanding that the Licensee (being a company) maybe wound up or dissolved or (being a natural person) may be declared bankrupt and notwithstanding that the guarantee given by the Guarantors may be for any reason whatsoever be unenforceable either in whole or in part.

3. On any default or failure by the Licensee to observe and perform any of the covenants terms and conditions of the Agreement the Guarantors will forthwith on demand by FFBI pay all monies outstanding and make good to FFBI all losses and expenses sustained or incurred by FFBI by reason or in consequence of any such default or failure by the Licensee or in performing or observing any of the covenants terms and conditions of the Agreement without the necessity of any prior demand having been made on the Licensee. A demand on the Guarantors shall be deemed to have been duly made if it is in writing and signed on behalf of FFBI by its authorised officer or solicitor and has been given to the Guarantors or left at or posted to the address of the Guarantors as shown in the Schedule or such last known address as notified to FFBI in writing by the Guarantors. This deed shall not be affected by any action taken or notice issued in relation to any other securities.

4. FFBI shall be under no obligation to marshall in favour of the Guarantors any security whatsoever held by FFBI.

5. The liability of the Guarantors under this guarantee and indemnity shall not be affected by the granting of time or any other indulgence to the Licensee or by the compounding compromise release abandonment waiver variation or renewal of any of the rights of FFBI against the Licensee or by any variation of the Agreement or by any neglect or emission to enforce such rights or by any other thing which under the law relating to sureties would or might but for this provision release the Guarantors in whole or in part from his obligations under this guarantee.

6. Notwithstanding that as between the Guarantors and the Licenses the Guarantors may be a surety only nevertheless as between the Guarantors and FFBI the Guarantors shall be deemed to be a primary debtor and contractor jointly and severally with the Licensee.

7. To the fullest extent permitted by law the Guarantors hereby waives such of their rights as surety or indemnifier (legal equitable statutory or otherwise) which may at any time be inconsistent with any of the provisions of the guarantee and indemnity contained in this guarantee.

8. The covenants and agreements made or given by the Guarantors shall not be conditional or contingent in any way or dependent upon the validity or enforceability of the covenants and agreements of any other person and shall be and remain binding notwithstanding that any other person shall not have executed or duly executed the Agreement or this guarantee and indemnity.

9. The obligations of the Guarantors under the guarantee and indemnity contained in this deed shall continue to remain in force until all moneys payable pursuant to the Agreement shall have been paid and until all other obligations and indemnities shall have been performed observed and satisfied and such obligations shall not be reduced or affected by any notice to quit given by either party to the Agreement or the death insolvency liquidation or dissolution of the Licensee or the Guarantors at either of them and this Guarantee shall be a continuing security irrespective of any amounts which may be paid to FFBI by or on behalf of or for the credit of the Licensee at any time.

10. Where there is more than one person or corporation which together constitute the Guarantors to this Agreement the obligations and liabilities of each and every such person or corporation shall be joint and several.

11. The Guarantors acknowledges that FFBI has given the Guarantors full and unrestricted opportunity to seek independent legal advice as to the Guarantors obligations hereunder prior to the signing of this Guarantee and the Guarantors acknowledges that FFBI is under no obligation to notify the Guarantors of any changes to the Agreement or any dealings with the Licensee.

12. In the event of liquidation or bankruptcy of the Licensee, the Guarantors will not prove in such liquidation or bankruptcy in competition with FFBI.

13. The laws of Queensland in Australia where the Agreement and this deed have been made govern this Agreement.


                                    SCHEDULE

Licensee:     Name: LR GLOBAL MARKETING PTY LTD.(ACN 097443082),

              Address    P.O. Box 3085
                      -------------------------------

              State      Wamberal N.S.W. 2260
                      -------------------------------

              Fax     +65 62517370 - Fax +65 62524983
                      -------------------------------


Guarantors: Laraine Richardson                          Dianne Waghorne

Address ____________________________   Address ____________________________

        ____________________________           ____________________________

Fax     ____________________________   Fax     ____________________________


EXECUTED AS A DEED

FOR AND ON BEHALF OF LR GLOBAL MARKETING PTY
LTD. (ACN 097443082) in the presence of

  /s/ Allan                                      X     /s/ Laraine Richardson                         X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X         LARAINE RICHARDSON                         X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address



SIGNED FOR AND ON BEHALF OF LR GLOBAL MARKETING
PTY LTD. (ACN 097443082) in the presence of

  /s/ Allan                                      X      /s/ Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X          Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address



SIGNED FOR AND ON BEHALF OF Fit For Business Australia/New Zealand Trust in the presence of

  /s/ Allan                                      X      /s/ Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

                                                 X          Dianne Waghorne                           X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address



SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of

  /s/ S. Wendt                                   X      /s/ Prins Ralston                             X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

      S. Wendt                                   X          Prins Ralston                             X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address


SIGNED FOR AND ON BEHALF OF Fit For Business Australia/New Zealand Trust in the presence of

  /s/ S. Wendt                                   X      /s/ Mark Poulsen, CEO                         X
-------------------------------------------------    -------------------------------------------------
Signature of Witness                                 Signature of Authorized Officer

      S. Wendt                                   X          Mark Poulsen                              X
-------------------------------------------------    -------------------------------------------------
Name                                                 Name

                                                 X                                                    X
-------------------------------------------------    -------------------------------------------------
Address                                              Address




SIGNED, SEALED AND DELIVERED by Laraine Richardson )
....................as Guarantor in the presence of: )    /s/ Laraine Richardson                       X
                                                       -----------------------------------------------
                                                       Signature of Guarantor

  /s/ Allan                                      X
-------------------------------------------------
Signature of Witness
                                                 X
-------------------------------------------------
Name
                                                 X
-------------------------------------------------
Address




SIGNED, SEALED AND DELIVERED by Dianne Waghorne    )
....................as Guarantor in the presence of: )    /s/ Dianne Waghorne                          X
                                                       -----------------------------------------------
                                                       Signature of Guarantor

   /s/ Allan                                     X
-------------------------------------------------
Signature of Witness
                                                 X
-------------------------------------------------
Name
                                                 X
-------------------------------------------------
Address
